UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2024

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Pennsylvania Avenue PO Box 2205 Greer, South Carolina 29652
(Address of principal executive offices, including zip code)

(303) 689-8855
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (“OpCo” and, collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Second Amended and Restated Chapter 11 Plan Support Agreement

As previously disclosed, on November 13, 2023, the Company entered into a Chapter 11 Plan Support Agreement (the “Original PSA”) with CSI GP I LLC (the “Second Lien Agent”), CSI Prodigy Holdco LP, CSI Prodigy Co-Investment LP and CSI PRTA Co-Investment LP (collectively, and together with the Second Lien Agent, the “Original Plan Sponsor Parties”), which contemplated agreed-upon terms for a restructuring of the Company to be implemented by the proposed plan. As previously disclosed, on January 2, 2024, the Company, certain successors in interest to the Original Plan Sponsor Parties (Anthelion Prodigy Co-Investment LP (f/k/a CSI Prodigy Co-Investment LP), Anthelion I Prodigy Holdco LP (f/k/a CSI I Prodigy Holdco LP), and Anthelion PRTA Co-Investment LP (f/k/a CSI PRTA Co-Investment LP)) (collectively, the “Plan Sponsor Parties”) and the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (the “Committee”) entered into the Amended and Restated Chapter 11 Plan Support Agreement (the “First A&R PSA”) which amended, restated and replaced the Original PSA in its entirety.

On February 8, 2024, the Company, the Plan Sponsor Parties (including Anthelion I Prodigy Holdco LP in its capacity as Second Lien Agent) and the Committee entered into the Second Amended and Restated Chapter 11 Plan Support Agreement (the “Second A&R PSA”) which amends, restates and replaces the First A&R PSA in its entirety to reflect the changes in the Amended Plan (as defined below).

A notice which attaches the Second A&R PSA, as well as other Bankruptcy Court filings and further information about the Chapter 11 Cases can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/proterra. The information in that website or available elsewhere is not incorporated by reference and does not constitute part of this Current Report on Form 8-K (the “Form 8-K”).

Item 7.01 Regulation FD Disclosure

As previously disclosed, (i) on December 17, 2023, the Debtors filed the Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related proposed form of disclosure statement with the Bankruptcy Court, (ii) on January 2, 2024, the Debtors filed the First Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of disclosure statement with the Bankruptcy Court, (iii) on January 15, 2024, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of disclosure statement with the Bankruptcy Court, (iv) on January 22, 2024, the Debtors filed the Third Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of disclosure statement with the Bankruptcy Court and (v) on January 25, 2024, the Debtors filed the solicitation versions of the Third Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and the related, amended disclosure statement with the Bankruptcy Court (the “Disclosure Statement”).

On February 8, 2024, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate (the “Amended Plan”). The Amended Plan has been updated to reflect, among other terms, certain changes to the recovery of the holders of the Company’s second lien convertible notes, effecting a reduction of such holders’ claims corresponding to certain transition costs paid by the Debtors, as more fully described in the Amended Plan. The Amended Plan continues to provide that the Company’s existing equity interests will be canceled, without any distribution or compensation provided to current equity holders.

A copy of the Amended Plan is attached as Exhibit 99.1 to this Form 8-K and incorporated into this Item 7.01 by reference.

Although the Debtors intend to pursue the objectives and the terms set forth in the Amended Plan, there can be no assurance that the Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the transactions set forth in the Amended Plan or any similar transaction, on different terms or at all. This Form 8-K does not constitute a solicitation of votes to accept or reject the Amended Plan. Any such solicitation has been and will be made pursuant to and in accordance with the solicitation and voting procedures approved by the Bankruptcy Court and applicable law, including the order of the Bankruptcy Court approving the Disclosure Statement.

Information contained in the Amended Plan is subject to change, whether as a result of amendments or supplements to the Amended Plan, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at www.kccllc.net/proterra. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

The information contained in Item 7.01 and Exhibit 99 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Cautionary Note Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceedings will be highly speculative and will pose substantial risks. The terms of the Amended Plan provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. As a result, the shares of common stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to the absence of any recovery by holders thereof in the Company’s bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

99.1	Debtors’ Fourth Amended Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2024

PROTERRA INC

By:	/s/ Gareth T. Joyce
	Name:	Gareth T. Joyce
	Title:	Chief Executive Officer